Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                         33
Due Period                                             01-Jun-98
Distribution Date                                      14-Jul-98
Payment Date                                           15-Jul-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                     19.45%
Annualized Gross Losses                                  -10.07%
Annualized Portfolio Yield                                 9.38%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            209482504.01
     30 -   59 days (%)                                    5.46%
     60 -   89 days ($)                              73857330.05
     60 -   89 days (%)                                    1.93%
     90 - 119 days ($)                                 50332442.5
     90 - 119 days (%)                                      1.31%
   120 - 149 days ($)                                  42754491.6
   120 - 149 days (%                                        1.11%
   150 - 179 days ($)                                 38355502.43
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                 36959088.64
   180 - 209 days (%)                                       0.96%
   210 - 239 days ($)                                 36406503.35
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35040116.89
   240 - 269 days (%                                        0.91%
   270 - 299 days ($)                                  6311493.95
   270 - 299 days (%)                                       0.95%
   300+ days  ($)                                      5814636.93
   300+ days (%)                                            0.15%

Additional Balances on Existing Credit Lines
(draws - principal only)                            54,804,433.02
Principal Collections                              134,361,033.56
Defaulted Receivables                               33,126,554.82
Finance Charge  & Administrative Collections        62,781,795.25
Recoveries                                           1,196,122.00
Average Principal Balance                        3,947,471,354.82
Personal Homeowner Lines as % of Total Principal           30.11%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:                                   33
Distribution Date:                                     14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning:                           01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             9.95%
OC Balance as % of Ending Participation
Invested Amount                                            10.26%
OC Balance as % of Ending Participation
Invested Amount (3 consecutiv Test Met
Does Early Amortization Start Based
on OC/Part. Invstd. Amt. Test                               0.00
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                         527,851,662.54
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,947,471,354.82
Denominator - Component (y) -
Aggregate Numerators                             3,752,917,420.09
Applicable Interest Allocation Percentage                 13.37%

Principal Allocation Percentage Calculation:
Numerator                                         527,851,662.54
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                       3,757,644,456.93
Applicable Principal Allocation Percentage                 13.37%
Default Allocation Percentage Calculation:
Numerator                                          527,851,662.54
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                       3,752,917,420.09
Default Allocation Percentage (Floating
Allocation Percentage)                                     13.37%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                9,501,329.93
Series Participation Interest
Default Amount (Sec. 4.11 (a)(iii))                  4,429,647.61
Excess of (i) 1.8% of Part. Inv. Amt.
over (ii) Series Part. Interes                       5,071,682.32
Minimum Principal Amount                            5,071,682.32
Investor Principal Collections                     10,638,223.84
Investor Finance Charge and Admin.
Collections (4.11a)                                 8,555,058.91
Investor Allocated Defaulted Amounts                 4,429,647.61

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance   527,851,662.54
Beginning Participation Invested Amount
(Invested Amt on previous D                       527,851,662.54
Ending Participation Unpaid Principal Balance      512,783,791.10
Ending Participation Invested Amount
(Invested Amt on current Distri                   512,783,791.10

Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             3,284,410.34
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            2,410,879.11
Participation Invested Amount x 25bps per annum        109,969.10
Participation Interest Distribution Amount           3,284,410.34

Application of Investor Finance
Charges & Administrative Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                  8,555,058.91
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           0.00
Series Participation Interest  Monthly
Interest (Sec. 4.11 (a)(ii))                         3,284,410.34
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 4,429,647.61
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                     841,000.96
Excess (Sec. 4.11 (a)(vi))                                 (0.00)
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal     15,067,871.44
Beginning Unreimbursed Participation
Interest Charge-Offs                                        0.00
Series Participation Interest Charge-Offs
(Sec. 4.12 (a))                                             0.00
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections           15,067,871.44
Participation Interest Distribution Amount          3,284,410.34
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            2,410,879.11
Excess Interest                                        873,531.23
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00
+Available Investor Principal Collections           15,067,871.44
+Series Participation Interest Charge Offs                   0.00
+ Lesser of Excess Interest and Carryover Charge Offs        0.00
Optimum Monthly Principal                           15,067,871.44
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          109,969.10
Beginning Class A Security Balance                 272,856,253.32
Beginning Class B Security Balance                 172,196,000.00
Beginning Certificate  Security Balance             30,304,000.00
Beginning Overcollateralization Amount plus APP     52,605,378.32
Beginning Class A Adjusted Balance                 272,856,253.32
Beginning Class B Adjusted Balance                 172,196,000.00
Beginning Certficate  Adjusted Balance              30,304,000.00
Beginning Overcollateralization Amount plus APP 52,605,378.32 Class A Balance After Payment pursuant
to Clause(iv)                                      257,788,381.88
Class B Balance After Payment pursuant
to clause (v)                                     172,196,000.00
Certificate Balance After Payment pursuant
to clause (vi)                                      30,304,000.00
Class B Minimum Adjusted Principal Balance          61,666,666.67
Certificate Minimum Adjusted Principal Balance       5,833,333.33
Minimum Overcollateralization Amount                15,833,333.33
Certificate Minimum Balance Target                  15,539,400.01
Scheduled Certificate Payment to
Certificate Minimum Balance Target                  14,764,599.99
Class A Targeted Balance                          256,391,895.55
Class B Targeted Balance                          188,333,516.38
Certificate Targeted Balance                       34,084,949.07
Class A:  Payment Required to get to Target        16,464,357.77
Class B:  Payment Required to get to
Target or Minimum Adjusted Balan                            0.00
Certificate:  Payment Required to get to
Target or Minimum Adjusted B                                0.00
OC:  Payment to get to Minimum Overcollateralization
Amount                                              36,772,044.99
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (i) (1= Yes)                  1.00
Remittances on the Participation                  18,352,281.78

Interest and Yield
(i)     Pay Class A Interest Distribution
          (Sec. 3.05 (i)(a))                         1,340,690.57
(ii)    Pay Class B Interest Distribution
          (Sec. 3.05 (i)(b))                           901,338.44
(iii)   Pay Certificates the Certificate Yield
          (Sec. 3.05 (i)(c))                           168,850.10

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance
     (Sec. 3.05 (ii)(a))                            15,067,871.44
(v)    Pay Class B to Targeted Principal Balance
     (Sec. 3.05 (ii)(b))                                    0.00
ONLY Pay Certificate Interest if not paid pursuant
to (Sec. 3.05 (i)(                                          0.00

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance
     (Sec. 3.05 (iii)                                       0.00
(vii)  Pay OC Remaining Optimal Monthly Principal
     Amount (Sec. 3.05 (                                    0.00

Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal
          Balance (Sec. 3.05 (v                        109,969.10
(viii) (b  )  Pay Class B to Targeted Principal
          Balance (Sec. 3.05 (v                             0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))        0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))        0.00

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))              0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))              0.00
(xiii) Pay Certificates, st.Certificate Min.
          Bal. Target (Sec. 3.05 (                          0.00
(ix)   Pay OC Remaining Optimum Monthly Principal
          (Sec. 3.05 (vi)(d))                               0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))          763,562.14
Total Reconciliation Check (shou                            0.00
Accelerated Principal Reconciliation(should equal $         0.00
Optimum Monthly Principal Reconciliation                     0.00

BOND SUMMARY:
Beginning Class A Note Security Balance           $272,856,253.32
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance             $30,304,000.00
Beginning Overcollateralization Amount             $52,495,409.22
Beginning Class A Adjusted Balance                $272,856,253.32
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance             $30,304,000.00
Beginning Overcollateralization Amount             $52,495,409.22
Ending Class A Note Security Balance              $257,678,412.78
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance                $30,304,000.00
Ending Overcollateralization Amount                $52,605,378.32
Ending Class A Adjusted Balance                   $257,678,412.78
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certficate  Adjusted Balance                $30,304,000.00
Ending Overcollateralization Amount                $52,605,378.32
Class A Note Rate Capped at 13%                         5.896250%
Class B Note Rate Capped at 15%                         6.281250%
Certificate Rate Capped at 16%                          6.686250%
Class A Interest Due                                $1,340,690.57
Class B Interest Due                                  $901,338.44
Certificate Yield  Due                                $168,850.10
Class A Interest Paid                               $1,340,690.57
Class B Interest Paid                                 $901,338.44
Certificate Yield Paid                                $168,850.10
Class A Unpaid Interest                                     $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A Principal Paid                             $15,177,840.54
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A Net Charge-Off                            $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A                              $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $109,969.10
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A                            $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A Net Charge-Off                               $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation (should equal $0.00)          ($0.00)
Certificate Balance/Participation Invested Amount
(Beginning of Month                                       5.7410%

Designated Certificate / Certificate Security
(Balance Beginning of M                                 1.003168%
Designated Certificate  - Beginning of Month          $304,000.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                    $0.00
Designated Certificate  - End of Month                $304,000.00
Interest Payments in Respect of Designated
Certificate (Sec. 3.05 (i)                             $1,693.85
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $4,995,409.22
Accelerated Principal Payment (Sec. 3.05 (v))         $109,969.10
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                         $5,105,378.32

Designated Certificateholder Holdback
Amount (Beginning of Month)                        $47,500,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback
Amount (End of Month)                              $47,500,000.00
Remaining Payments to Designated Certificates               $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))         $763,562.14
Monthly Security  Report                                    $0.00
Household Consumer Loan Trust 1995-1                        $0.00
Distribution Date                                      14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning                            01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98
Ending Pool Principal Balance                   $3,835,069,297.72
Series 1995-1 Participation Invested Amount       $512,783,791.10
Seller Amount                                     $189,376,631.32
Remittances on the Participation                   $18,352,281.78
Optimum Monthly Principal                         $15,067,871.44
Accelerated Principal Payment                     $109,969.10
Beginning Class A Note Security Balance           $272,856,253.32
Beginning Class B Note Security Balance           $172,196,000.00
Beginning Certificate Security Balance            $30,304,000.00
Beginning Overcollateralization Amount            $52,495,409.22
Beginning Class A Adjusted Balance                $272,856,253.32
Beginning Class B Adjusted Balance                $172,196,000.00
Beginning Certficate  Adjusted Balance            $30,304,000.00
Beginning Overcollateralization Amount            $52,495,409.22
Ending Class A Note Security Balance              $257,678,412.78
Ending Class B Note Security Balance              $172,196,000.00
Ending Certificate Security Balance               $30,304,000.00
Ending Overcollateralization Amount               $52,605,378.32
Ending Class A Adjusted Balance                   $257,678,412.78
Ending Class B Adjusted Balance                   $172,196,000.00
Ending Certificate  Adjusted Balance              $30,304,000.00
Ending Overcollateralization Amount               $52,605,378.32
Class A Note Rate Capped at 13%                        5.896250%
Class B Note Rate Capped at 15%                        6.281250%
Certificate Rate Capped at 16%                         6.686250%
Class A Interest Due                              $1,340,690.57
Class B Interest Due                              $901,338.44
Certificate Yield  Due                            $168,850.10
Class A Interest Paid                             $1,340,690.57
Class B Interest Paid                             $901,338.44
Certificate Yield Paid                            $168,850.10
Class A Unpaid Interest                                $0.00
Class B Unpaid Interest                                $0.00
Cetificate Unpaid Yield                                $0.00
Class A Principal Paid                            $15,177,840.54
Class B Principal Paid                                 $0.00
Certificate  Principal Paid                            $0.00
OC Principal Paid                                      $0.00
Beginning Class A Net Charge-Off                       $0.00
Beginning Class B Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                   $0.00
Beginning OC Net Charge-Off                            $0.00
Reversals Allocated to Class A                         $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                    $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                $109,969.10
 Total Charge-Offs:                                    $0.00
Charge-Offs Allocated to Class A                       $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                  $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Interest paid per $1,000 Class A                       1.787587
Principal paid per $1,000 Class A                      20.237121
Interest paid per $1,000 Class B                       5.234375
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.571875
Principal Paid per $1,000 Certificate                  0.000000

Bloomberg Summary
Household Consumer Loan Trust 1995-1
Distribution Date                                      15-Jul-98
Due Period                                                Jun-98
Monthly Payment Rate (including charge offs)                4.24%
Monthly Draw Rate                                           1.39%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      19.45%
Annualized Gross Losses                                    10.07%
Annualized Portfolio Yield                                  9.38%
Weighted Coupon                                             6.09%
Excess Servicing                                            3.29%
Ending Overcollateralization Percentage                    10.26%
Trigger Level                                               4.75%
Excess Overcollateralization                                5.51%

Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.46%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.35%
Total Participation Balance (ending)               512,783,791.10